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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 3, 2000 included in Krause's Furniture, Inc.'s Form 10-K for the 47 week transition period ended December 26, 1999 and to all references to our Firm included in this registration statement.


                                                  /s/ ARTHUR ANDERSEN LLP

                                                  ARTHUR ANDERSEN LLP

Orange County, California
April 28, 2000